Exhibit 32
ALLIANCE SEMICONDUCTOR CORPORATION
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the amended Quarterly Report of Alliance Semiconductor Corporation (the “Company”) on Form 10-Q/A for the quarter ended December 24, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Melvin L. Keating, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

February 27, 2006	By:	/s/ Melvin L. Keating
Melvin L. Keating
Interim Chief Executive Officer (Principal Executive Officer)

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the amended Quarterly Report of Alliance Semiconductor Corporation (the “Company”) on Form 10-Q/A for the quarter ended December 24, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Karl H. Moeller, Jr., Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

February 27, 2006	By:	/s/ Karl H. Moeller, Jr.
Karl H. Moeller, Jr.
Interim Chief Financial Officer (Principal Financial Officer)